UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K/A

 (Amendment No. 2)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2021

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36492	88-0422242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8833 E. 34th Street North

Wichita Kansas   67226

 (Address of Registrant’s Principal Executive Office, Including Zip Code)

(620) 325-6363

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 19, 2021, AgEagle Aerial Systems Inc. (the “Company”) entered into a stock purchase agreement (the “Purchase Agreement”) with the sellers named in the Purchase Agreement (the “Sellers”), completing the acquisition of 100% of the issued and outstanding capital stock of Measure Global Inc. (“Measure”) from the Sellers in accordance with the terms of the Purchase Agreement (the “Transaction”). Measure is an aerial intelligence company that builds software to automate drone operations’ workflows.

On April 23, 2021, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, the consummation of the Transaction.

On May 4, 2021, the Company filed an Amendment No. 1 on Form 8-K (“Form 8-K/A No. 1”) amending the Original Form 8-K to provide the audited financial statements of Measure and pro forma financial information.

This Amendment No. 2 on Form 8-K (“Form 8-K/A No. 2”) amends the Form 8-K/A No. 1 to provide the unaudited condensed balance sheets as of March 31, 2021 and December 31, 2020 and the related unaudited interim condensed statements of operations for the three month period ended March 31, 2021 and the two month period ended March 31, 2020, in addition to the interim pro forma financial information of Measure required by Item 9.01(b) of Form 8-K and the updated accompanying notes as of the date of filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited condensed balance sheets of Measure as of March 31, 2021 and December 31, 2020 and the related unaudited condensed statements of operations, stockholders’ equity and cash flows for the three month period ended March 31, 2021 and two month period ended March 31, 2020 are included as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2020, as well as for the unaudited interim period ended March 31, 2021, and the unaudited pro forma condensed consolidated balance sheet as of March 31, 2021 and related notes to the unaudited pro forma condensed consolidated financial statements, are included as Exhibit 99.2 to this Form 8-K/A No. 2 and are incorporated herein by reference.

The Company is furnishing unaudited pro forma financial information in this Form 8-K/A No. 2 for informational purposes only to assist investors in formulating a comparative framework within which to analyze the Company’s financial performance. The unaudited pro forma financial information is not indicative of the results of operations that would have been achieved if the Transaction had taken place at the beginning of January 1, 2021 and 2020 and do not purport to project the future operating results of the consolidated company. In addition, the pro forma information is based upon the Company’s preliminary purchase price allocation and subject to change.

(c) Exhibits

23.1	Consent of Morison Cogen LLP, an independent registered public accounting firm

99.1	Unaudited Financial Statements of Measure as of March 31, 2021 and December 31, 2020 and for the three months ended March 31, 2021 and two months ended March 31, 2020

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS INC.
(Registrant)

Date: January 12, 2022
By:	/s/ Nicole Fernandez-McGovern
Nicole Fernandez-McGovern
Chief Financial Officer